Exhibit 21.1

Subsidiaries of BBX Capital Corporation
BA-HD, LLC	9/27/2005	Florida
BA-TOL, LLC	3/16/2006	Florida
BBX Partners, Inc.	3/26/1998	Florida
Risk Services Group, LLC	11/28/2001	Florida
BBX Capital Real Estate Ventures-Flagler, LLC	10/3/2012	Florida
Flagler BBX Interest Holdings, LLC	10/2/2012	Florida
BBX Capital Asset Management, LLC	2/20/2012	Florida
Florida Asset Resolution Group, LLC	4/13/2012	Delaware

Subsidiaries of BBX Partners, Inc.
Heartwood Partners 1, LLC	3/13/2009	Florida
Heartwood Partners 2, LLC	6/2/2009	Florida
Heartwood Partners 3, LLC	10/2/2009	Florida
Heartwood Partners 4, LLC	10/2/2009	Florida

Subsidiaries of BBX Capital Asset Management, LLC
Premier Flagler, LLC	6/5/2012	Florida
BBX Sub 2, LLC	10/30/2012	Florida
Banc Servicing Center, LLC	9/1/1995	Florida
BankAtlantic Factors, LLC	1/8/1997	Florida
BA Community Development Corporation	9/7/2004	Delaware
BBX Financial Services, LLC	12/10/2001	Florida
BA Equity Ventures, LLC.	9/11/2006	Florida
BankAtlantic Leasing Inc.	8/30/1989	Florida
BBX Mortgage, LLC	5/23/1991	Florida
BankAtlantic Mortgage Partners, Inc.	6/7/2004	Florida
Fidelity Service, LLC	10/1/1970	Florida
Fidelity Tax, LLC	3/7/2000	Florida
Hammock Homes, LLC	10/31/1990	Florida
Palm River Development Co., Inc.	7/16/1999	Florida
Palm River Realty, Inc.	2/21/2007	Florida
Professional Valuation Services, LLC	10/27/1987	Florida
Leasing Technology, Inc.	2/23/1998	Florida
Heartwood 3, LLC	2/5/1991	Florida
Heartwood 4, LLC	2/5/1991	Florida
Heartwood 7, LLC	5/23/1991	Florida
Heartwood 11, LLC	5/23/1991	Florida
Heartwood 13, LLC	5/23/1991	Florida
Heartwood 14, LLC	5/23/1991	Florida
Heartwood 16, LLC	6/2/1992	Florida
Heartwood 18, LLC	6/2/1992	Florida
Heartwood 19, LLC	6/2/1992	Florida
Heartwood 20, LLC	6/2/1992	Florida
Heartwood 21, LLC	2/8/1991	Florida
Heartwood 22, LLC	6/9/2009	Florida
Heartwood 23, LLC	7/23/2009	Florida
Heartwood 24, LLC	10/9/2009	Florida
Heartwood 30, LLC	4/28/2010	Florida
Heartwood 31, LLC	4/28/2010	Florida
Heartwood 32, LLC	4/28/2010	Florida
Heartwood 33, LLC	4/28/2010	Florida
Heartwood 34, LLC	4/28/2010	Florida
Heartwood 35, LLC	4/28/2010	Florida
Heartwood 36, LLC	4/28/2010	Florida
Heartwood 37, LLC	4/28/2010	Florida
Heartwood 38, LLC	4/28/2010	Florida
Heartwood 39, LLC	4/28/2010	Florida
Heartwood 40, LLC	4/28/2010	Florida
Heartwood 41, LLC	4/28/2010	Florida
Heartwood 42, LLC	4/28/2010	Florida
Heartwood 44, LLC	4/28/2010	Florida
Heartwood 46, LLC	4/28/2010	Florida
Heartwood 47, LLC	4/28/2010	Florida
Heartwood 48, LLC	4/28/2010	Florida
Heartwood 49, LLC	4/28/2010	Florida
Heartwood 50, LLC	4/28/2010	Florida
Heartwood 51, LLC	4/28/2010	Florida
Heartwood 52, LLC	4/28/2010	Florida
Heartwood 53, LLC	4/28/2010	Florida
Heartwood 54, LLC	4/28/2010	Florida
Heartwood 59, LLC	5/26/2010	Florida
Heartwood 60, LLC	5/26/2010	Florida
Heartwood 61, LLC	5/26/2010	Florida
Heartwood 62, LLC	5/26/2010	Florida
Heartwood 63, LLC	5/26/2010	Florida
Heartwood 64, LLC	5/26/2010	Florida
Heartwood 65, LLC	5/26/2010	Florida
Heartwood 66, LLC.	5/26/2010	Florida
Heartwood 67, LLC.	5/26/2010	Florida
Heartwood 68, LLC.	5/26/2010	Florida
Heartwood 69, LLC.	5/26/2010	Florida
Heartwood 70, LLC.	5/26/2010	Florida
Heartwood 71, LLC.	5/26/2010	Florida
Heartwood 72, LLC.	5/26/2010	Florida
Heartwood 73, LLC.	5/26/2010	Florida
Heartwood 74, LLC.	5/26/2010	Florida
Heartwood 75, LLC.	5/26/2010	Florida
Heartwood 76, LLC.	5/26/2010	Florida
Heartwood 77, LLC.	5/26/2010	Florida
Heartwood 78, LLC.	5/26/2010	Florida
Heartwood 79, LLC.	5/26/2010	Florida
Heartwood 80, LLC.	5/26/2010	Florida
Heartwood 81, LLC.	5/26/2010	Florida
Heartwood 82, LLC.	5/26/2010	Florida
Heartwood 83, LLC.	5/26/2010	Florida
Heartwood 84, LLC.	5/26/2010	Florida
Heartwood 85, LLC.	5/26/2010	Florida
Heartwood 86, LLC.	5/26/2010	Florida
Heartwood 87, LLC	3/26/1987	Florida
Heartwood 88, LLC	5/9/1988	Florida
Heartwood 90, LLC	11/13/1990	Florida
Heartwood 91, LLC	1/8/1991	Florida
Heartwood 91-1, LLC.	2/27/1986	Florida
Heartwood 91-2, LLC	7/8/1987	Florida
Heartwood 91-3, LLC	12/4/1985	Florida
Heartwood 91-4, LLC	1/10/1986	Florida
Heartwood 92, LLC.	5/26/2010	Florida
Heartwood 93, LLC.	5/26/2010	Florida
Heartwood 94, LLC.	5/26/2010	Florida
Heartwood 95, LLC.	5/26/2010	Florida
Heartwood 96, LLC.	5/26/2010	Florida
Heartwood 97, LLC.	5/26/2010	Florida
Heartwood 98, LLC.	5/26/2010	Florida
Heartwood 99, LLC.	5/26/2010	Florida
Heartwood 100, LLC.	5/26/2010	Florida
Heartwood 101, LLC.	5/26/2010	Florida
Heartwood 102, LLC.	5/26/2010	Florida
Heartwood 103, LLC.	5/26/2010	Florida
Heartwood 104, LLC.	5/26/2010	Florida
Heartwood 105, LLC.	5/26/2010	Florida
Heartwood 106, LLC.	5/26/2010	Florida
Heartwood 107, LLC.	5/26/2010	Florida
Heartwood 108, LLC.	5/26/2010	Florida
Heartwood 109, LLC.	5/26/2010	Florida
Heartwood 110, LLC.	5/26/2010	Florida
Heartwood 111. LLC	5/26/2010	Florida

Subsidiaries of Florida Asset Resolution Group, LLC
Heartwood 55, LLC	4/28/2010	Florida
Heartwood 58, LLC	5/26/2010	Florida

Subsidiaries of Heartwood 58, LLC
FT Properties, LLC	2/5/1991	Florida
Sunrise Atlantic, LLC	1/26/1990	Florida
Heartwood 2, LLC	2/5/1991	Florida
Heartwood 43, LLC	4/28/2010	Florida
Heartwood 45, LLC	4/28/2010	Florida
Heartwood 56, LLC	4/28/2010	Florida
Heartwood 57, LLC	5/26/2010	Florida
FAR 1, LLC	10/18/2012	Florida

Subsidiary of Palm River Development Co.
River Club at Vero Beach, LLC	5/8/2001	Florida

Subsidiary of Heartwood 7, LLC
Steeplechase Estates Community Association, Inc.	7/19/2005	Florida

Subsidiary of BankAtlantic Factors, LLC
BABC, LLC	12/7/2006	Florida

Exhibit 21.1

Exhibit 21.1

Exhibit 21.1